                         Oppenheimer Trinity Value Fund
                    Supplement dated January 17, 2003 to the
                       Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.    The supplement dated November 1, 2002 is replaced by this supplement.

2.    The following is added as a second and third paragraph to the existing footnote under the "Annual Fund Operating Expenses" table on page 7:

      Effective  November  1, 2002,  the limit on  transfer  agent fees for
      Class Y shares  increased  to 0.35% of  average  daily net assets per fiscal  year.  Had that limit been in effect  during the Fund's prior
      fiscal  year,  the  Class  Y  "Other   Expenses"  and  "Total  Annual
      Operating  Expenses"  as  percentages  of  average  daily net  assets would have been 0.72% and 1.47%, respectively.

      Effective  January 1, 2003, the Manager  voluntarily  agreed to waive its  advisory  fee at an annual  rate equal to 0.10% of each  class's
      average  daily  net  assets  until  the  Fund's   trailing   one-year
      performance  at the  end of the  preceding  quarter  is in the  fifth quintile  of the Fund's  Lipper  peer group  (i.e.,  multi-cap  value funds).  When the Fund's  performance meets the preceding  condition, the Manager  will  voluntarily  waive 0.05% of each  class's  average daily net assets until the Fund's  trailing  one-year  performance at the end of the  preceding  quarter is in the fourth  quintile  of the
      Fund's  Lipper  peer  group.   The  foregoing   advisory  fee  waiver
      automatically   terminates   when  the   Fund's   trailing   one-year
      performance  at the  end of the  preceding  quarter  is in the  third quintile of the Fund's Lipper peer group.  The  foregoing  waiver may be amended or withdrawn by the Manager at any time.

January 17, 2003                                            PS0381.016